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                                                                     EXHIBIT 4.1

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
     NUMBER                                                                                          SHARES
----------------                                                                                 ----------------
ISNV                                     IFCO SYSTEMS N.V.
----------------                                                                                 -----------------
ORDINARY SHARES                     INCORPORATED UNDER THE LAWS OF THE NETHERLANDS               ORDINARY SHARES
TWO EUROS EACH                  AND DOMICILED AT AMSTERDAM THIS CERTIFICATE IS TRANSFERABLE      TWO EUROS EACH
                                AT THE OFFICE OF THE TRANSFER AGENT OF THE COMPANY IN NEW YORK
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                                                                CUSIP:

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This Certifies that  [NAME OF SHAREHOLDER]











is the owner of  [NUMBER OF SHARES]

     FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, OF THE NOMINAL (PAR) VALUE OF 2.00 EUROS PER SHARE, OF IFCO SYSTEMS N.V. (the "Company") transferable on the books of the Company in person or by duly authorized attorney upon surrender of this share certificate properly endorsed. This certificate is not valid unless countersigned and registered by the New York Transfer Agent and Registrar. The certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the laws of The Netherlands, to the Articles of Association of the Company, if and as amended (copies of which are available at the office of the Company at Amsterdam, The Netherlands and at the office of the New York Transfer Agent and Registrar), and to all provisions whereof the holder of the shares is bound.

Dated:                                                         IFCO SYSTEMS N.V.

COUNTERSIGNED AND REGISTERED:
            Deutsche Bank AG

               TRANSFER AGENT
                AND REGISTRAR
           AUTHORIZED OFFICER   IFCO SYSTEMS N.V.   SIGNATURE
                                                    Chief Executive Officer
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                                 IFCO SYSTEMS N.V.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
          TEN COM- as tenants in common                          UNIF GIFT MIN ACT _________________________Custodian_____________
          TEN ENT- as tenants by the entireties                                         (Cust)                      (Minor)
           JT TEN- as joint tenants with                                                under Uniform Gifts to Minors
                   right of survivorship and                                            Act ______________________________________
                   not as tenants in common                                                                (State)

                                   Additional abbreviations may also be used though not listed.

For value received, ___________________________________________________________________________ hereby sell, assign and transfer to

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF PURCHASER
________________________________________________

________________________________________________

___________________________________________________________________________________________________________________________________
                              (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF PURCHASER)
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

who accepts * _____________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________ Ordinary Shares

each with par value of two Euros (Euro 2.00) in the share capital of the Company, represented by the Certificate. The parties waive their right to invoke a recission of this agreement on any ground whatsoever upon the transfer of the aforementioned Ordinary
Shares. This agreement is governed by the laws of The Netherlands. Seller hereby irrevocably constitutes and appoints _____________

__________________________________________________________________________________________________________________________ Attorney
to transfer the same on the books of the Company with full power of substitution.

Signatures(s) Guaranteed:                                                  Seller  ________________________________________________
                                                                                                      Signature

By: _________________________________________________________              Place   ________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION [BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN                  Date    ________________________________________________
APPROVED SIGNATURE GUARANTEE MEDALIAN PROGRAM] PURSUANT
TO UNITED STATES SECURITIES AND EXCHANGE ACT RULE 170 ACT 13

     THE TRANSFER OF THE SHARES EVIDENCED BY THE CERTIFICATE CAN ONLY BE EFFECTED BY A WRITTEN INSTRUMENT OF TRANSFER AND WRITTEN
     ACKNOWLEDGEMENT OF SUCH TRANSFER BY THE PUBLIC LIMITED LIABILITY COMPANY IFCO SYSTEMS N.V. OF AMSTERDAM. THE NETHERLANDS OR BY
     DEUTSCHE BANK AG AS AGENT.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
WITH THAT ALTERATIONS ** ENLARGEMENT OR ANY CHANGE WHATEVER
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